Exhibit 10.4

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) dated as of December 15, 2005, by and among TXOK ACQUISITION, INC. (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders entered into that certain Credit Agreement dated as of September 27, 2005, (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to permit the Credit Parties to hedge a greater percentage of the anticipated production from their proved producing reserves of crude oil and natural gas;  and Administrative Agent and Lenders have agreed to do so on the terms and conditions hereinafter set forth;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Guarantors, Administrative Agent and the Lenders, hereby agree as follows:

SECTION 1.                   Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1          Liens.  Section 7.05 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

Section 7.05.  Swap Agreements.  The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, enter into or maintain any Swap Agreement, except the Existing Swap Agreements, the Swap Agreements required under Section 6.11 and Swap Agreements entered into in the ordinary course of business and not for speculative purposes to (a) hedge or mitigate Crude Oil and Natural Gas price risks to which the Borrower or any Restricted Subsidiary has actual exposure, and (b) effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Credit Party; provided that such Swap Agreements (at the time each transaction under such Swap Agreement is entered into) would not cause the aggregate notional amount of Crude Oil and Natural Gas under all Swap Agreements then in effect (including the Existing Swap Agreements and the Swap Agreements required under

1

Section 6.11) to exceed (i) ninety percent (90%) of the “forecasted production from proved producing reserves” (as defined below) of the Borrower and the Restricted Subsidiaries for each of the first two years of the forthcoming five year period and (ii) eighty percent (80%) of the forecasted production from proved producing reserves of the Borrower and the Restricted Subsidiaries for each of the third, fourth and fifth years of the forthcoming five year period.  As used in this Section, “forecasted production from proved producing reserves” means the forecasted production of Crude Oil and Natural Gas as reflected in the most recent Reserve Report delivered to the Administrative Agent pursuant to Section 6.01, after giving effect to any pro forma adjustments for the consummation of any acquisitions or dispositions since the effective date of such Reserve Report.  Once the Borrower or any Restricted Subsidiaries enters into a Swap Agreement or any hedge transaction pursuant to any Swap Agreement, the terms and conditions of such Swap Agreement and such hedge transaction may not be amended or modified, nor may such Swap Agreement or hedge transaction be cancelled without the prior written consent of Required Lenders.

SECTION 2.      Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1          Execution and Delivery.  Each Credit Party shall have executed and delivered this Amendment

2.2          Term Facility Amendment.  The Administrative Agent shall have received a fully executed amendment of the Term Facility amending such facility in a manner similar to that set forth herein.

2.3          No Default.  No Default shall have occurred and be continuing.

2.4          Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3.      Representations and Warranties of Borrower.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1          Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

3.2          Corporate Authority; No Conflicts.  The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have

2

been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

3.3          Enforceability.  This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 4.      Miscellaneous.

4.1          Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2          Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3          Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4          Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until each Credit Party, the Lenders, and the Administrative Agent have executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5          Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

3

4.6          Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, the parties have caused this First Amendment to Revolving Credit Agreement to be duly executed as of the date first above written.

BORROWER:

TXOK ACQUISITION, INC.

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer

GUARANTORS:

TXOK ENERGY RESOURCES COMPANY, a Delaware corporation (formerly known as ONEOK Energy Resources Company)

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer

TXOK ENERGY RESOURCES HOLDINGS, L.L.C., a Delaware limited liability company (formerly known as ONEOK Energy Resource Holdings, L.L.C.)

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer

TXOK TEXAS ENERGY HOLDINGS, LLC, a Delaware limited liability company (formerly known as ONEOK Texas Energy Holdings, LLC)

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer

TXOK TEXAS ENERGY RESOURCES, L.P., a Delaware limited partnership (formerly known as ONEOK Texas Energy Resources, L.P.)

By:	TXOK Texas Energy Holdings, LLC, as general partner

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D
Title:	Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Wm. Mark Cranmer
Name:	Wm. Mark Cranmer
Title:	Vice President

LENDER:

THE BANK OF SCOTLAND

By:	/s/ Karen Weich
Name:	Karen Weich
Title:	Assistant Vice President

LENDER:

BNP PARIBAS

By:	/s/ David Dodd
Name:	David Dodd
Title:	Director

By:	/s/ Polly Schott
Name:	Polly Schott
Title:	Vice President

LENDER:

CITIBANK TEXAS, N.A.

By:	/s/ Angela McCracken
Name:	Angela McCracken
Title:	Vice President

LENDER:

COMERICA BANK

By:	/s/ Mark Fuqua
Name:	Mark Fuqua
Title:	Senior Vice President

LENDER:

FORTIS CAPITAL CORP

By:	/s/ Trond Rockholt
Name:	Trond Rockholt
Title:	Managing Director

By:	/s/ Michele Jones
Name:	Michele Jones
Title:	Senior Vice President

LENDER:

GUARANTY BANK

By:	/s/ John A. Clark
Name:	John A. Clark
Title:	Senior Vice President

LENDER:

KEY BANK, N.A.

By:	/s/ Thomas Rajan
Name:	Thomas Rajan
Title:	Vice President

LENDER:

SCOTIABANC, INC.

By:	/s/ William E. Zarrett
Name:	William E. Zarrett
Title:	Managing Director

LENDER:

SUNTRUST BANK

By:	/s/ Sean M. Roche
Name:	Sean M. Roche
Title:	Vice President

LENDER:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Kimberly Coll
Name:	Kimberly Coll
Title:	Vice President

By:	/s/ Sean Murphy
Name:	Sean Murphy
Title:	Vice President

LENDER:

WACHOVIA BANK, N.A.

By:	/s/ Dwight Battle
Name:	Dwight Battle
Title:	Vice President